UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 17, 2003
INGERSOLL-RAND COMPANY LIMITED (Exact name of registrant as specified in its charter)
Bermuda (State or other jurisdiction of incorporation)	1-985 (Commission file number)	N/A (I.R.S. Employer Identification Number)
Clarendon House 2 Church Street Hamilton HM 11, Bermuda (Address of principle executive offices)
(441) 295-2838 (Registrant's telephone number, including area code)

Item 9.	REGULATION FD DISCLOSURE

Attached hereto as an exhibit which is incorporated herein by reference is the registrant's press release announcing financial results for the first quarter and year to date 2003 and the first quarter 2003 earnings conference call presentation.

This information is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933.  Additionally, the submission of this Report of Form 8-K is not an admission as to the materiality of any information in the report that is required to be disclosed solely by regulation FD.

Exhibit No.	Description
99.1	Press Release of Ingersoll-Rand Company Limited dated April 17, 2003.
99.2	Ingersoll-Rand First Quarter 2003 Earnings Conference Call Presentation dated April 17, 2003.

INGERSOLL-RAND COMPANY LIMITED
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INGERSOLL-RAND COMPANY LIMITED
(Registrant)

Date: April 17, 2003	/s/ Richard W. Randall Richard W. Randall, Vice President and Corporate Controller Principal Accounting Officer